SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

YOUR VOTE IS CRITICAL!

PLEASE VOTE NOW

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

John Hancock Tax-Advantaged Dividend Income Fund and/or

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Recently, we sent you proxy material regarding the Joint Special Meeting of Shareholders that is scheduled for March 22, 2013. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow your Fund(s) to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-855-742-8269

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the March 22, 2013 Special Meeting of Shareholders.

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.

To speak with a live proxy specialist call the toll-free number above, Monday through Friday, 9am 9pm, Eastern time.

OR

Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with the control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

Nobo/Reg

YOUR VOTE IS CRITICAL!

PLEASE VOTE NOW

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

John Hancock Tax-Advantaged Dividend Income Fund and/or

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Recently, we sent you proxy material regarding the Joint Special Meeting of Shareholders that is scheduled for March 22, 2013. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow your Fund(s) to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the March 22, 2013 Special Meeting of Shareholders.

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with the control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

OBO